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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the use of our reports on the consolidated financial statements of New Era of Networks, Inc. (and to all references to our Firm) included in or made a part of this Form S-4 Registration Statement of Sybase, Inc.


/s/  ARTHUR ANDERSEN LLP
-------------------------
ARTHUR ANDERSEN LLP

Denver, Colorado,
  March 13, 2001.